SUPPLEMENT Dated December 9, 2009
To The Prospectus Dated May 1, 2009 For

ING Architect Variable Annuity	ING GoldenSelect Premium Plus
ING GoldenSelect Access	ING SmartDesign Advantage
ING GoldenSelect DVA Plus	ING SmartDesign Signature
ING GoldenSelect ESII	ING SmartDesign Variable Annuity
ING GoldenSelect Landmark	ING Equi-Select

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B and Separate Account EQ

This supplement updates the prospectus for your variable annuity contract by revising the supplement dated August 18, 2009. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

The ING NASDAQ 100 Index® Portfolio is not available under your Contract. All references to it in the prospectus, as supplemented, are hereby deleted.

Sep Acct B-EQ	1	12/2009